UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  DECEMBER 2, 2004
                                                  ------------------------------

                            WESTERN GOLDFIELDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      IDAHO
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                 (State or Other Jurisdiction of Incorporation)

         0-50894                                        38-3661016
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         (Commission File Number)            (IRS Employer Identification No.)

961 MATLEY LANE, SUITE 120
RENO, NEVADA                                                   89502
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  (Address of Principal Executive Offices)                    (Zip Code)

                                 (775) 337-9433
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) On December 2, 2004, Western Goldfields, Inc. and Williams & Webster, P.S. agreed that Williams & Webster, P.S. would not be continuing as the registrant's independent accountant as of December 2, 2004.

      The reports of Williams & Webster, P.S. on the registrant's financial statements for the past two fiscal years contained neither an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. However, for the year ended December 31, 2002, Williams & Webster, P.S. included a going concern qualification in the registrant's audited financial statements.

      The decision not to continue the independent accountant relationship was approved by the audit committee of the registrant's board of directors.

      During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Williams & Webster, P.S., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Williams & Webster, P.S.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

      The registrant has requested that Williams & Webster, P.S. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

      (b) On December 3, 2004, the registrant engaged HJ & Associates, L.L.C. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted HJ & Associates, L.L.C. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.


ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1 Letter from Williams & Webster, P.S., dated December 7, 2004, to the Securities and Exchange Commission regarding statements included in this Form 8-K

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 8, 2004                   Western Goldfields, Inc.


                                          By:     /s/ Mark C. Shonnard
                                                  ------------------------------
                                          Name:   Mark C. Shonnard
                                          Title:  CFO, Treasurer and Secretary

                                  EXHIBIT INDEX


               Exhibit No.    Description of Exhibit
               -----------    ----------------------

               16.1 Letter from Williams & Webster, P.S., dated December 7, 2004, to the Securities and Exchange Commission regarding statements included in this Form 8-K